SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: December 11, 2003

VERISITY LTD.

(Exact Name of Registrant as Specified in Charter)

Israel	000-32417	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2041 Landings Drive, Mountain View, California 94043

(Address of Principal Executive Offices) (Zip Code)

                              (650) 934-6800

(Registrant’s telephone number, including area code)

                                         Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On December 11, 2003, Verisity Ltd. and Axis Systems, Inc., a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Verisity has agreed to acquire Axis for aggregate consideration of approximately $80 million, which consists of a mixture of Ordinary Shares, par value 0.01 NIS, of Verisity, and cash. A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 11, 2003, among Verisity Ltd., Atlas Acquisition Corp., Summit Ventures VI-A, L.P. and Axis Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISITY LTD. (Registrant)

By:	/s/ CHARLES ALVAREZ

Charles Alvarez Vice President of Finance and Administration, Chief Financial Officer and Secretary

Dated: December 12, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 11, 2003, among Verisity Ltd., Atlas Acquisition Corp., Summit Ventures VI-A, L.P. and Axis Systems, Inc.